SCUDDER
INVESTMENTS (SM)
[LOGO]

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EQUITY/DOMESTIC
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Scudder Select Funds

Scudder Select 500 Fund
Fund #310

Scudder Select 1000 Growth Fund
Fund #311

Annual Report
February 29, 2000

Scudder Select 500 Fund seeks to provide long-term growth and income through investment in selected stocks of companies in the S&P 500(R) Index.

Scudder Select 1000 Growth Fund seeks to provide long-term growth of capital through investment in selected stocks of companies in the Russell 1000(R) Growth Index.

Two no-load funds with no commissions to buy, sell or exchange shares.

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Contents
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                       4   Letter from the Funds' President

                       6   Portfolio Management Discussion

                      13   Glossary of Investment Terms


                      Select 500 Fund

                      14   Performance Update

                      16   Portfolio Summary

                      18   Investment Portfolio


                      Select 1000 Growth Fund

                      26    Performance Update

                      28   Portfolio Summary

                      30   Investment Portfolio


                      38   Financial Statements

                      42   Financial Highlights

                      44   Notes to Financial Statements

                      48   Report of Independent Accountants

                      49   Tax Information

                      50   Officers and Trustees

                      51   Investment Products and Services

                      53   Scudder Solutions


                                       2
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Scudder Select Funds

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Scudder Select 500 Fund            ticker symbol SSFFX           fund number 310
Scudder Select 1000 Growth Fund    ticker symbol STHGX           fund number 311
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Date of Funds'      o    Scudder Select Funds yielded strong results for the
Inception:               abbreviated annual report period from May 17, 1999 to
5/17/99                  February 29, 2000.



Total Net           o    The funds' discipline of excluding the least attractive
Assets as                stocks in their respective investment universes
of 2/29/00 --            resulted in a total return of 5.95% for Scudder Select
                         500 Fund and a total return of 26.19% for Scudder
Select 500:              Select 1000 Growth Fund.
$33 million



Select 1000         o    With performance becoming increasingly concentrated in
Growth:                  a few stocks over the period and disappointing company
$29 million              announcements resulting in sharp price declines for
                         some stocks, the funds' stock selection discipline helped the funds avoid many of the weakest performing stocks.

                                       3
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Letter from the Funds' President
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Dear Shareholders,

We are pleased to present the first annual report for the Scudder Select Funds for the abbreviated annual report period that ended February 29, 2000. Over the period, both funds provided solid performance, laying important groundwork for building long-term track records. The funds' unique design, which focuses on avoiding the least attractive stocks in each fund's respective investment universe, had many successes. In an environment where only a few growth stocks have been driving the market averages, we have been pleasantly surprised by the funds' ability to keep pace with their respective benchmarks.

Each fund's approach, which excludes the least attractive 20% of stocks in the S&P 500 or Russell 1000 Growth indices, is unique among retail mutual funds. We think that this strategy -- primarily available to institutional investors -- should appeal to individuals seeking to outperform these benchmarks while reducing the risk associated with not holding all of the securities in the particular index.

While domestic equities have generally risen with time, some stocks have not. Despite this trend, Wall Street analysts historically have assigned more buy ratings to stocks than sell ratings, resulting in an unequal bias for purchasing securities. Over the last few years it has become apparent that selling potential laggards is of equal or greater importance to portfolio performance. This fund attempts to do just that -- eliminate the

                                       4
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weakest stocks and minimize the systematic tracking error versus an index using the remaining stocks. A detailed discussion of fund performance and the market environment for the 9-month-plus period begins on page 6.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin
--------------------
Linda C. Coughlin
President,
Scudder Select Funds

                                       5
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Portfolio Management Discussion
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                                                               February 29, 2000

In the following interview, portfolio managers Robert D. Tymoczko and Philip S. Fortuna discuss the market environment and their approach to managing the funds.

Q: How did the funds perform over the abbreviated fiscal period?

A: Although the funds have only been in existence for a little more than nine months, they have performed well versus their respective benchmarks. For this 9-month-plus period, Scudder Select 500 Fund's 5.95% return essentially matched the 5.94% return of the unmanaged Standard & Poor's 500 Index, and Scudder Select 1000 Growth Fund's 26.19% return slightly trailed the 28.95% return of the unmanaged Russell 1000 Growth Index. These returns exceeded our expectations, given the concentration of performance among a few stocks.

Q: How did the funds' diversified approach fare in the narrow market environment?

A: We were pleased with these results given the "narrowness" of the market. As you may know, the domestic equity markets have been propelled upward over the last two years by a small number of growth -- especially technology -- stocks. Many of these stocks reported sizeable earnings gains or, in the case of Internet stocks, have been the subject of tremendous investor enthusiasm. This kind of concentrated market performance generally does not favor diversified approaches such as the one we use in managing the Select funds. We were glad to see that the funds' discipline of identifying disappointing stocks continued to help us avoid many names, even in the currently unusual market environment.

Q: What kinds of stocks performed well?

A: Typically, stocks with little or no earnings and high valuations, i.e., high price/earnings ratios, delivered spectacular performance. This phenomenon is particularly distinct when you look at the return of companies based on their earnings in 1999: Stocks with no earnings provided a median return 50% higher than the median


                                       6
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return of stocks with positive earnings. Many of the companies in the "no earnings" category are in the technology sector, which has been providing strong growth due primarily to the development of the Internet.

This has created one of the more difficult environments for broadly diversified funds. When a few stocks lead performance, diversified portfolios tend to trail the market averages. Yet, the funds have performed relatively well. We attribute part of this good performance to the portfolios' neutral approach to weighting industry sectors and fundamental factors. This strategy eliminates the risk of attempting to make the right sector call by over- or underweighting a sector or factor. As a result, both funds participate directly in the performance of each sector in proportion to their benchmark index, and typically are not left behind if one area is performing especially well. If and when the market returns to its traditional focus on fundamentals, we expect the funds will benefit even more than in the current environment.

Q: Your investment process is different from other mutual funds. How is it unique?

A: Our approach differs from other mutual funds in that we attempt to isolate and eliminate those stocks that we expect to underperform the market. Most mutual fund managers and analysts focus exclusively on which securities to purchase. This focus on the "buy" side of portfolio management is evident in the fact that the vast majority of analysts' recommendations are buy recommendations while very few are sell recommendations. We believe it is much easier to identify securities that will underperform than those that will outperform. The funds take advantage of this asymmetry by concentrating on the stocks to avoid.

Q: What is your investment discipline for managing the funds?

A: Our goal is to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000

                                       7
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Growth Fund. We attempt to accomplish this by eliminating the 20% of assets that we believe have the lowest expected return while replicating the fundamental characteristics of the index by selecting stocks from the remaining 80%. In short, we attempt to add value in both funds by "subtracting" stocks that are expected to underperform and investing among the rest. For most investors, the stocks that will cause the greatest future underperformance are ones that are already owned. That is why we primarily concentrate on identifying stocks to avoid.


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Stock Selection Process:
Addition by Subtraction

The funds' managers use a proprietary computer model to systematically evaluate stocks in the benchmarks. This analysis is based on a multifactor model that evaluates each stock's growth prospects, relative valuation, and price momentum. In each fund, stocks are assigned a ranking by quintile. Quintile 1 consists of the highest rated stocks and quintile 5 consists of the lowest rated stocks. Stocks ranked in the bottom, or fifth, quintile are excluded from a fund's investment universe. From among the remaining stocks (quintiles 1-4) an optimization is performed to create a portfolio with systematic risk characteristics that closely match the fund's benchmark. Examples of risk characteristics include exposure to specific industries, price/ earnings ratios, debt/equity ratios, price volatility, and market capitalization. If the fundamental factor model calls for it, the characteristics of an excluded stock can be replicated by increasing the weighting of stocks in the portfolio that have the same fundamentals as that of the excluded stock. This results in a portfolio with fundamental characteristics nearly identical to the benchmark. Over time, each fund is rebalanced periodically as the rankings change.

This investment process is intended to create funds with relatively low "tracking error," or return deviation, compared to their respective index. Although we believe the tracking errors will be low relative to typical U.S. stock funds, the investment approach is expected to help the funds to outperform their benchmarks over an extended period.
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                                       8
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Select 500 Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
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     Total returns 5/17/99-2/29/00                              9 months +
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Service Corporation International                                  -80%
Rite Aid                                                           -75%
J.C. Penney                                                        -64%
HealthSouth                                                        -63%
Xerox                                                              -62%
Reebok International                                               -61%
Goodyear Tire & Rubber                                             -61%
Progressive                                                        -58%
Lockheed Martin                                                    -57%
Bank One                                                           -56%
McKesson HBOC                                                      -48%
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Q: What are the characteristics of stocks that are eliminated?

A: In selecting stocks to eliminate from the investment universe, we attempt to identify those that have unattractive valuations, deteriorating fundamentals, and a history of disappointing shareholders. We use four types of factors to evaluate a security: 1) valuation factors, such as price/forward earnings and price/cash flow ratios, to identify those assets with unattractive valuations;
2) earnings momentum factors, such as short- and long-term momentum, to determine those securities that have deteriorating fundamentals and a history of disappointing shareholders; 3) expectational factors, such as earnings revisions, to identify the markets' recognition of a deterioration in stock fundamentals; and 4) risk adversity factors, such as beta or dividend yield, to isolate those stocks that have higher expected downside risk.

Q: What stocks did your model identify to avoid or eliminate?

A: We excluded a number of stocks in both portfolios over the 9-month-plus period. For Scudder Select 500 Fund, our quintile 5 stocks included: Service Corporation International, a provider of death care services in over 20

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countries; retailers Rite Aid and J.C. Penney; HealthSouth, a provider of outpatient surgery and rehabilitative health care services; and Xerox, among others.

In the Scudder Select 1000 Growth Fund, our quintile 5 stocks included: Stewart Enterprises, the third largest provider of funeral and cemetery products and services in North America; Rite Aid, which falls into the investment universes for both funds; Allied Waste Industries, a nonhazardous solid waste management company; and Warnaco Group, a leading marketer of underwear to U.S. department and specialty stores. (See table below.)

All of these stocks were rated a "5" by our model in each respective investment universe and were eliminated or not purchased by the funds.

Q: Were there any stocks that were eliminated due to a ranking deterioration?

A: We should first point out that we do not automatically sell a security at the moment that it falls into the fifth quintile of our model. If we did, the model could generate excessive trading and capital gains for shareholders. Since some stocks can move between quintiles frequently -- especially those that are on the cusp of the fourth or fifth quintile -- we look for longer-term trends with the stock before casting it out or adding it into our investible universe.

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Select 1000 Growth Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
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     Total returns 5/17/99-2/29/00                              9 months +
--------------------------------------------------------------------------------
Stewart Enterprises                                                -77%
Rite Aid                                                           -75%
Allied Waste Industries                                            -70%
Warnaco Group                                                      -62%
Office Depot                                                       -40%
Sara Lee                                                           -38%
Gillette                                                           -30%
--------------------------------------------------------------------------------

During the period we had two significant positions in the portfolios that were eliminated because they dropped to quintile five: Lucent Technologies and American Home Products. Lucent, which was held in both funds, announced an unexpected earnings shortfall for the fourth quarter of 1999, causing the stock to decline sharply. Prior to the decline, our model indicated an underweight position in Lucent, which helped performance on a relative basis.

American Home Products, which also was held in both funds, was another downgrade. Nearly all drug stocks have struggled this year. With the industry relatively concentrated among a few large-cap stocks, a single weak performer can bring down the whole industry sector. Our model has effectively been betting against this sector due to the low ratings assigned to the few dominant drug stocks. This factor bet (an underweighting of drug stocks) helped the funds' performance given the weak returns of the sector. With drug stocks beaten down and fundamentals improving for some, we've actually begun to buy back shares of a few drug companies.

Q: What is your outlook?

A: We do not make portfolio allocations based on our view of the markets or the economy. Instead, we have designed our model to focus on individual security selection using our ranking system within each investment universe. However, we believe the most recent period of dominance by a handful of growth stocks is unusual and unsustainable over the long term. As a result, we expect market leadership may broaden at some point to include more stocks -- a condition we think will add to the performance of both funds over time.

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Scudder Select Funds:
A Team Approach to Investing

Scudder Select Funds, which includes Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, are managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the funds' management process. Team members work together to develop investment strategies and select securities for the funds' portfolios. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Robert D. Tymoczko joined the Adviser in 1997 as a quantitative research analyst. Since 1998 Mr. Tymoczko has been working as a portfolio manager for the Adviser. From 1994 to 1995, Mr. Tymoczko worked as an economic consultant. From 1995 until he joined the Adviser, Mr. Tymoczko worked toward an M.B.A. degree with a concentration in finance and econometrics. He began his investment career in 1992.

Portfolio manager Philip S. Fortuna joined the Adviser in 1986. Since 1998 Mr. Fortuna has been director of the Adviser's quantitative group, responsible for quantitative research and all quantitative products.

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Glossary of Investment Terms


       Growth Stock   Stock of a company that has displayed above-average
                      earnings growth and is expected to continue to increase profits rapidly going forward.

          Liquidity   A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

             Market   The value of a company's outstanding shares of common
     Capitalization   stock, determined by multiplying the number of shares
                      outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

         Over/Under   Refers to the allocation of assets -- usually by sector,
          Weighting   industry, or country -- within a portfolio relative to a
                      benchmark index (e.g., the S&P 500 Index), or an investment universe.

     Price/Earnings   Price of a stock divided by its earnings per share. A
        Ratio (P/E)   widely used gauge of a stock's valuation that indicates
     (also Earnings   what investors are paying for a company's earnings on a
          Multiple)   per share basis. A higher earnings multiple indicates
                      a higher investor expectation or growth rate and the potential for greater price fluctuations.

           Standard   A statistical measure of the degree to which an
          Deviation   investment's  return tends to vary from the mean return.
                      Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

        Value Stock   A company whose stock price does not fully reflect its
                      intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

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Performance Update
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                                                               February 29, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

      Scudder Select 500 Fund          S&P 500 Index*

           5/99**  10000                   10000
           6/99    10531                   10556
           7/99    10274                   10226
           8/99    10205                   10175
           9/99    10017                    9897
           10/99   10541                   10523
           11/99   10782                   10739
           12/99   11565                   11369
           1/00    10997                   10799
           2/00    10876                   10594


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Fund Index Comparison
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                                                          Total Return
                                Growth of
Period ended 2/29/2000          $10,000                    Cumulative
--------------------------------------------------------------------------------
Scudder Select 500 Fund
--------------------------------------------------------------------------------
Life of Fund**                 $  10,595                     5.95%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
Life of Fund**                 $  10,594                     5.94%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.

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Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

             Period ended February 29


         S&P 500 Index*      Scudder Select 500 Fund

         2000**   5.95%               5.94%


                                            2000**
--------------------------------------------------------------------------------
Fund Total                                  5.95
Return (%)
--------------------------------------------------------------------------------
Index Total                                 5.94
Return (%)
--------------------------------------------------------------------------------
Net Asset                                  12.63
Value ($)
--------------------------------------------------------------------------------
Income                                       .08
Dividends ($)
--------------------------------------------------------------------------------
Capital Gains                                 --
Distributions ($)
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

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Portfolio Summary
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                                                               February 29, 2000

Scudder Select 500 Fund

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Asset Allocation
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Common Stocks              100%
--------------------------------
                           100%
--------------------------------

The fund pursues a fully invested approach.


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                  30%
Financial                   13%
Communications              10%
Manufacturing                9%
Health                       8%
Consumer Staples             7%
Energy                       7%
Consumer Discretionary       6%
Media                        3%
Other                        7%
--------------------------------
                           100%
--------------------------------

The fund's investment approach typically results in sector weightings that are essentially similar to the sector weightings of the S&P 500 Index.

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--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(31% of Portfolio)

The fund's top holdings are the result of excluding the 20% of assets with the lowest expected return while replicating the fundamental characteristics of the S&P 500 Index by selecting stocks from among the remaining 80%.

1.   Cisco Systems, Inc.
     Manufacturer of computer network products

2.   Microsoft Corp.
     Developer of computer software

3.   General Electric Co.
     Producer of electrical equipment

4.   Intel Corp.
     Producer of semiconductor memory circuits

5.   Bristol-Myers Squibb Co.
     Diversified pharmaceutical and consumer products company

6.   Citigroup, Inc.
     Diversified financial services company

7.   Exxon Mobil Corp.
     International oil company

8.   AT&T Corp.
     Provider of telecommunication services

9.   Wal-Mart Stores, Inc.
     Operator of discount stores

10.  Procter & Gamble Co.
     Diversified manufacturer of consumer products

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

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Investment Portfolio                                     as of February 29, 2000
--------------------------------------------------------------------------------
                                                            Shares     Value ($)
--------------------------------------------------------------------------------

Scudder Select 500 Fund

--------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------
Consumer Discretionary 5.7%
Apparel & Shoes 0.3%
Nike, Inc. "B" ...................................          2,500         71,094
Russell Corp. ....................................          1,900         26,244
                                                                      ----------
                                                                          97,338
Department & Chain Stores 5.0%                                        ----------
Best Buy Co., Inc.* ..............................            500         27,188
Federated Department Stores, Inc.* ...............          1,000         36,688
Home Depot, Inc. .................................          9,750        563,672
Kmart Corp.* .....................................          3,200         28,200
Kohl's Corp.* ....................................            500         37,906
Lowe's Companies, Inc. ...........................          1,100         52,388
Target Corp. .....................................          2,000        118,000
The Limited, Inc. ................................          1,000         34,000
Wal-Mart Stores, Inc. ............................         15,600        759,525
                                                                      ----------
                                                                       1,657,567
                                                                      ----------
Hotels & Casinos 0.2%
Marriott International, Inc. "A" .................          1,800         49,613
                                                                      ----------
Specialty Retail 0.2%
Circuit City Stores, Inc. ........................            800         32,300
Tandy Corp. ......................................            700         26,644
                                                                      ----------
                                                                          58,944
                                                                      ----------
Consumer Staples 6.9%
Alcohol & Tobacco 1.7%
Anheuser-Busch Companies, Inc. ...................          2,500        160,313
Brown-Forman Corp. "B" ...........................          3,300        157,163
Philip Morris Companies, Inc. ....................          8,800        176,550
Seagram Co., Ltd. ................................          1,000         58,750
                                                                      ----------
                                                                         552,776
                                                                      ----------
Consumer Electronic & Photographic 0.4%
Eastman Kodak Co. ................................          2,300        131,819
                                                                      ----------
Consumer Specialties 0.1%
American Greeting Corp., "A" .....................          1,700         29,325
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

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                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Food & Beverage 1.6%
Albertson's, Inc. ............................            2,245           55,003
General Mills, Inc. ..........................            2,200           72,463
Nabisco Group Holdings .......................            2,700           23,288
Quaker Oats Co. ..............................            2,800          151,025
Ralston Purina Group .........................            7,300          206,681
Winn-Dixie Stores, Inc. ......................            2,300           37,088
                                                                      ----------
                                                                         545,548
                                                                      ----------
Package Goods/Cosmetics 3.1%
Colgate-Palmolive Co. ........................              500           26,094
Kimberly-Clark Corp. .........................            2,900          149,894
Procter & Gamble Co. .........................            7,700          677,600
Unilever NV (New York Shares) ................            3,500          159,250
                                                                      ----------
                                                                       1,012,838
                                                                      ----------
Health 8.0%
Biotechnology 1.8%
Amgen, Inc.* .................................            4,900          334,119
Biogen, Inc.* ................................              400           43,175
PE Corp-PE Biosystems Group ..................            2,000          211,000
                                                                      ----------
                                                                         588,294
                                                                      ----------
Health Industry Services 0.5%
Cardinal Health, Inc. ........................            1,200           49,500
United Healthcare Corp. ......................            1,100           56,238
Wellpoint Health Networks, Inc.* .............              800           54,000
                                                                      ----------
                                                                         159,738
                                                                      ----------
Hospital Management 0.2%
Columbia/HCA Healthcare Corp. ................            3,500           67,594
                                                                      ----------
Medical Supply & Specialty 0.7%
Baxter International, Inc. ...................            3,900          212,550
                                                                      ----------
Pharmaceuticals 4.8%
Abbott Laboratories ..........................            1,900           62,225
Allergan, Inc. ...............................            1,600           80,500
Bristol-Myers Squibb Co. .....................           16,100          914,681
Merck & Co., Inc. ............................              600           36,938
Pharmacia & Upjohn, Inc. .....................            2,200          104,775
Warner-Lambert Co. ...........................            2,700          231,019
Watson Pharmaceuticals, Inc.* ................            4,100          164,000
                                                                      ----------
                                                                       1,594,138
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Communications 9.6%
Cellular Telephone 1.2%
Nextel Communications, Inc. "A"* ...............           1,100         149,944
Sprint Corp. (PCS Group)* ......................           1,900          98,325
Vodafone Group PLC (ADR) .......................           2,750         158,641
                                                                      ----------
                                                                         406,910
                                                                      ----------
Telephone/Communications 8.4%
ADC Telecommunications, Inc.* ..................           2,600         116,675
AT&T Corp. .....................................          16,200         800,888
Alltel Corp. ...................................             500          29,000
Bell Atlantic Corp. ............................           7,400         362,138
BellSouth Corp. ................................           8,100         330,075
GTE Corp. ......................................           3,600         212,400
Nortel Networks Corp. ..........................           4,300         479,450
Sprint Corp. ...................................           2,900         176,900
US West, Inc. ..................................           3,700         268,713
                                                                      ----------
                                                                       2,776,239
                                                                      ----------
Financial 13.1%
Banks 3.2%
Chase Manhattan Corp. ..........................           3,500         278,688
FleetBoston Financial Corp. ....................           2,013          54,854
Golden West Financial Corp. ....................           5,400         153,900
J.P. Morgan & Co., Inc. ........................           1,300         144,300
PNC Bank Corp. .................................           6,700         259,206
Regions Financial Corp. ........................           4,000          81,000
SouthTrust Corp. ...............................           3,200          73,400
                                                                      ----------
                                                                       1,045,348
                                                                      ----------
Insurance 2.7%
Aetna, Inc. ....................................             900          37,013
American General Corp. .........................           1,000          52,188
American International Group, Inc. .............           5,125         453,242
Aon Corp. ......................................           2,000          41,875
Chubb Corp. ....................................           1,400          68,863
Cigna Corp. ....................................           1,000          73,813
Lincoln National Corp. .........................           2,200          61,188
MGIC Investment Corp. ..........................           1,300          48,588
Torchmark Corp. ................................           2,600          51,513
                                                                      ----------
                                                                         888,283
                                                                      ----------
Consumer Finance 3.6%
American Express Co. ...........................           1,000         134,188


    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------
Citigroup, Inc. ................................          17,650         912,284
Mellon Financial Corp. .........................           5,300         159,663
                                                                      ----------
                                                                       1,206,135
                                                                      ----------
Other Financial Companies 3.6%
Federal National Mortgage Association ..........           6,900         365,700
Lehman Brothers Holdings, Inc. .................           1,500         108,750
Marsh & McLennan Companies, Inc. ...............           1,700         131,538
Morgan Stanley Dean Witter & Co. ...............           8,200         577,588
                                                                      ----------
                                                                       1,183,576
                                                                      ----------
Media 3.3%
Advertising 0.2%
Omnicom Group, Inc. ............................             600          56,513
Broadcasting & Entertainment 1.2%
Clear Channel Communications, Inc.* ............             500          33,313
Walt Disney Co. ................................          10,800         361,800
                                                                      ----------
                                                                         395,113

Cable Television 1.5%                                                 ----------
Comcast Corp. "A" ..............................           3,200         136,000
Media One Group, Inc.* .........................           4,600         361,100
                                                                      ----------
                                                                         497,100
                                                                      ----------
Print Media 0.4%
Gannett Co., Inc. ..............................           1,500          97,781
Harcourt General, Inc. .........................             800          27,550
                                                                      ----------
                                                                         125,331
                                                                      ----------
Service Industries 2.2%
EDP Services 1.0%
Automatic Data Processing, Inc. ................           2,600         113,263
Electronic Data Systems Corp. ..................           2,000         129,500
First Data Corp. ...............................           2,100          94,500
                                                                      ----------
                                                                         337,263
                                                                      ----------
Investment 0.1%
Merrill Lynch & Co., Inc. ......................             300          30,750
                                                                      ----------
Miscellaneous Consumer Services 0.8%
Yahoo!, Inc.* ..................................           1,600         255,500
                                                                      ----------
Printing/Publishing 0.3%
Dow Jones & Co., Inc. ..........................           1,600          99,800
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------
Durables 2.2%
Aerospace 1.1%
Boeing Co. .....................................           4,700         173,313
Northrop Grumman Corp. .........................             900          40,894
Rockwell International Corp. ...................           1,600          72,400
United Technologies Corp. ......................           1,700          86,594
                                                                      ----------
                                                                         373,201
                                                                      ----------
Automobiles 1.1%
Ford Motor Co. .................................           3,800         158,175
General Motors Corp. ...........................           2,700         205,369
                                                                      ----------
                                                                         363,544
                                                                      ----------
Manufacturing 9.2%
Chemicals 0.7%
E.I. du Pont de Nemours & Co. ..................           3,000         151,500
Praxair, Inc. ..................................           1,000          33,750
Sigma-Aldrich Corp. ............................           1,500          35,625
                                                                      ----------
                                                                         220,875
                                                                      ----------
Containers & Paper 0.5%
Champion International Corp. ...................           1,100          56,925
International Paper Co. ........................           1,800          66,263
Sealed Air Corp. ...............................           1,100          54,656
                                                                      ----------
                                                                         177,844
                                                                      ----------
Diversified Manufacturing 6.0%
Fortune Brands, Inc. ...........................           1,900          41,563
General Electric Co. ...........................           9,900       1,308,656
Honeywell International, Inc. ..................           3,412         164,203
Minnesota Mining & Manufacturing Co. ...........           3,000         264,375
Tyco International Ltd. (New) ..................           4,800         182,100
                                                                      ----------
                                                                       1,960,897
                                                                      ----------
Electrical Products 0.3%
Emerson Electric Co. ...........................           2,300         104,794
                                                                      ----------
Industrial Specialty 1.6%
Corning, Inc. ..................................             700         131,600
PPG Industries, Inc. ...........................           1,600          79,000
QUALCOMM Inc.* .................................           1,800         256,388
Sherwin-Williams Co. ...........................           2,700          51,638
                                                                      ----------
                                                                         518,626
                                                                      ----------
Office Equipment/Supplies 0.1%
Lexmark International Group, Inc. "A"* .........             300          35,775
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Technology 30.0%
Computer Software 8.5%
America Online, Inc.* ............................          6,300        371,700
BMC Software, Inc.* ..............................          1,900         87,400
Citrix Systems, Inc.* ............................            600         63,263
Computer Associates International, Inc. ..........          2,100        135,056
Compuware Corp.* .................................          2,600         57,525
Comverse Technologies, Inc.* .....................            300         59,063
Microsoft Corp.* .................................         15,500      1,385,313
Oracle Corp.* ....................................          8,500        631,125
                                                                      ----------
                                                                       2,790,445
                                                                      ----------
Diverse Electronic Products 2.5%
Applied Materials, Inc.* .........................          1,700        310,994
KLA Tencor Corp.* ................................          1,500        116,906
Motorola, Inc. ...................................          2,345        399,823
                                                                      ----------
                                                                         827,723
                                                                      ----------
EDP Peripherals 1.8%
EMC Corp.* .......................................          4,300        511,700
Network Appliance, Inc.* .........................            400         75,500
                                                                      ----------
                                                                         587,200
                                                                      ----------
Electronic Components/Distributors 4.8%
Analog Devices, Inc.* ............................            400         62,800
Cisco Systems, Inc.* .............................         10,700      1,414,380
Gateway, Inc.* ...................................          1,700        116,875
                                                                      ----------
                                                                       1,594,055
                                                                      ----------
Electronic Data Processing 5.1%
Apple Computer, Inc.* ............................          1,400        160,475
Hewlett-Packard Co. ..............................          4,400        591,800
International Business Machines Corp. ............          1,300        132,600
Seagate Technology, Inc.* ........................          4,200        209,475
Sun Microsystems, Inc.* ..........................          5,200        495,300
Unisys Corp.* ....................................          3,000         89,813
                                                                      ----------
                                                                       1,679,463
                                                                      ----------
Office/Plant Automation 1.1%
3Com Corp.* ......................................          2,400        235,200
Cabletron Systems, Inc.* .........................          2,300        112,700
                                                                      ----------
                                                                         347,900
                                                                      ----------
Semiconductors 6.2%
Advanced Micro Devices, Inc.* ....................          1,100         43,038
Conexant Systems, Inc.* ..........................            200         19,650
Intel Corp. ......................................         11,000      1,243,000


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
LSI Logic Corp.* ...................................           300        19,219
Micron Technology, Inc.* ...........................         1,600       156,900
National Semiconductor Corp.* ......................           900        67,613
Texas Instruments, Inc. ............................         2,600       432,900
Xilinx, Inc.* ......................................           800        63,800
                                                                      ----------
                                                                       2,046,120
                                                                      ----------
Energy 6.5%
Engineering 0.1%
Fluor Corp. ........................................         1,600        45,500
                                                                      ----------
Oil & Gas Production 1.8%
Apache Corp. .......................................         1,400        51,100
Kerr-McGee Corp. ...................................         1,000        44,750
Royal Dutch Petroleum Co. (New York shares) ........         9,000       472,500
Union Pacific Resources Group ......................         3,200        28,600
                                                                      ----------
                                                                         596,950
                                                                      ----------
Oil Companies 3.9%
Atlantic Richfield Co. .............................         1,100        78,100
Chevron Corp. ......................................         3,100       231,531
Exxon Mobil Corp. ..................................        11,904       896,520
Texaco, Inc. .......................................         1,000        47,438
USX Marathon Group .................................         1,600        34,600
                                                                      ----------
                                                                       1,288,189
                                                                      ----------
Oil/Gas Transmission 0.6%
Enron Corp. ........................................         2,600       179,400
                                                                      ----------

Oilfield Services/Equipment 0.1%
Rowan Companies, Inc. ..............................           100         2,513
Schlumberger Ltd. ..................................           400        29,550
                                                                      ----------
                                                                          32,063
                                                                      ----------
Metals & Minerals 0.5%
Precious Metals 0.2%
Barrick Gold Corp. .................................         4,400        71,775
                                                                      ----------
Steel & Metals 0.3%
Alcoa, Inc. ........................................         1,400        95,900
                                                                      ----------
Construction 0.3%
Building Products 0.1%
Georgia-Pacific Group ..............................         1,200        41,625
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Forest Products 0.2%
Weyerhaeuser Co. .............................            1,400           71,838
                                                                      ----------
Transportation 0.7%
Air Freight 0.1%
FedEx Corp. ..................................            1,000           34,938
                                                                      ----------
Airlines 0.4%
Delta Air Lines, Inc. ........................            2,900          132,313
                                                                      ----------
Railroads 0.2%
Union Pacific Corp. ..........................            1,800           68,400
                                                                      ----------
Utilities 1.8%
Electric Utilities
AES Corp.* ...................................            1,100           92,194
American Electric Power Co. ..................              900           25,313
Consolidated Edison, Inc. ....................            2,100           57,881
Duke Energy Corp. ............................            5,000          242,500
FPL Group, Inc. ..............................            1,500           57,938
New Century Energies, Inc. ...................              500           13,531
Peco Energy Co. ..............................            1,300           48,506
Southern Co. .................................            2,900           64,344
                                                                      ----------
                                                                         602,207
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $29,764,321)                                32,951,503
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $29,764,321) (a)            32,951,503
--------------------------------------------------------------------------------

*    Non-income producing security

(a) The cost for federal income tax purposes was $29,853,338. At February 29, 2000, net unrealized appreciation based on tax cost was $3,098,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,128,629 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $3,030,464.

     During the period May 17, 1999 (commencement of operations) to February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $45,570,092 and $14,655,246, respectively.


    The accompanying notes are an integral part of the financial statements.

Performance Update
--------------------------------------------------------------------------------
                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

            Scudder Select 1000
              Growth Fund            Russell 1000 Growth Index*

              5/99**  10000                  10000
              6/99    10765                  10700
              7/99    10473                  10360
              8/99    10576                  10529
              9/99    10396                  10308
              10/99   11101                  11086
              11/99   11660                  11683
              12/99   13003                  12898
              1/00    12374                  12293
              2/00    13020                  12895


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                                Growth of
Period ended 2/29/2000          $10,000                   Cumulative
--------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------
Life of Fund**                 $  12,619                    26.19%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*
--------------------------------------------------------------------------------
Life of Fund**                 $  12,895                    28.95%
--------------------------------------------------------------------------------

* The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                    Period ended February 29

             Scudder Select 1000       Russell 1000
                Growth Fund            Growth Index*

               2000**   26.19%             28.95%


                                            2000**
--------------------------------------------------------------------------------
Fund Total                                 26.19
Return (%)
--------------------------------------------------------------------------------
Index Total                                28.95
Return (%)
--------------------------------------------------------------------------------
Net Asset                                  15.12
Value ($)
--------------------------------------------------------------------------------
Income                                       .02
Dividends ($)
--------------------------------------------------------------------------------
Capital Gains                                 --
Distributions ($)
--------------------------------------------------------------------------------


* The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 17, 1999. Index comparisons begin May 31, 1999.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 29, 2000

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               99%
Cash Equivalents             1%
--------------------------------
                           100%
--------------------------------

The fund pursues a fully invested approach.


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)

Technology                  46%
Health                      13%
Manufacturing               10%
Consumer Discretionary       7%
Consumer Staples             7%
Media                        4%
Service Industries           4%
Communications               4%
Financial                    3%
Other                        2%
--------------------------------
                           100%
--------------------------------

The fund's investment approach typically results in sector weightings that are essentially similar to the sector weightings of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(35% of Portfolio)

The fund's top holdings are the result of excluding the 20% of assets with the lowest expected return while replicating the fundamental characteristics of the Russell 1000 Growth Index by selecting stocks from among the remaining 80%.

1.   Cisco Systems, Inc.
     Manufacturer of computer network products

2.   General Electric Co.
     Producer of electrical equipment

3.   Intel Corp.
     Producer of semiconductor memory circuits

4.   Microsoft Corp.
     Developer of computer software

5.   Oracle Corp.
     Database management software

6.   Sun Microsystems, Inc.
     Manufacturer of high-performance workstations, servers and software

7.   International Business Machines Corp.
     Manufacturer of computers and servicer of information processing units

8.   Procter & Gamble Co.
     Diversified manufacturer of consumer products

9.   Wal-Mart Stores, Inc.
     Operator of discount stores

10.  Bristol-Myers Squibb Co.
     Diversified pharmaceutical and consumer products company

For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                    as of February 29, 2000
--------------------------------------------------------------------------------

                                                                 Principal
                                                                 Amount ($)   Value ($)
---------------------------------------------------------------------------------------

Scudder Select 1000 Growth Fund


---------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
---------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 5.74%,
    to be repurchased at $349,056 on 3/1/2000** (Cost $349,000) .               349,000


                                                                    Shares    Value ($)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Common Stocks 98.8%
---------------------------------------------------------------------------------------

 Consumer Discretionary 6.8%
 Apparel & Shoes 0.2%
 Jones Apparel Group, Inc.* .....................................     1,000      22,625
 Nike, Inc. "B" .................................................     1,500      42,656
                                                                             ----------
                                                                                 65,281
                                                                             ----------
 Department & Chain Stores 5.7%
 CVS Corp. ......................................................     1,500      52,500
 Costco Wholesale Corp.* ........................................     2,000      99,250
 Gap, Inc. ......................................................     2,800     135,275
 Home Depot, Inc. ...............................................    10,050     581,016
 Lowe's Companies, Inc. .........................................     1,800      85,725
 Target Corp. ...................................................     1,800     106,200
 Wal-Mart Stores, Inc. ..........................................    12,700     618,331
                                                                             ----------
                                                                              1,678,297
                                                                             ----------
 Recreational Products 0.2%
 Harley-Davidson, Inc. ..........................................       700      47,688
                                                                             ----------
 Restaurants 0.2%
 McDonald's Corp. ...............................................     2,100      66,281
                                                                             ----------
 Specialty Retail 0.5%
 Circuit City Stores, Inc. ......................................       800      32,300
 Herman Miller, Inc. ............................................     1,200      24,600
 Tandy Corp. ....................................................     1,000      38,063
 Tiffany & Co. ..................................................       500      32,094
                                                                             ----------
                                                                                127,057
                                                                             ----------

    The accompanying notes are an integral part of the financial statements.

                                   Shares   Value ($)
-----------------------------------------------------

 Consumer Staples 6.5%
 Alcohol & Tobacco 1.5%
 Anheuser-Busch Companies, Inc. .   4,600   294,975
 Philip Morris Companies, Inc. ..   7,200   144,450
                                          ---------
                                            439,425
                                          ---------
 Food & Beverage 1.9%
 Albertson's, Inc. ..............   1,600    39,200
 Bestfoods ......................   1,900    79,681
 Coca-Cola Enterprises ..........   1,500    35,063
 ConAgra, Inc. ..................   1,400    22,925
 PepsiCo, Inc. ..................   8,500   274,125
 Ralston Purina Group ...........   4,300   121,744
                                          ---------
                                            572,738
                                          ---------
 Package Goods/Cosmetics 3.1%
 Avon Products, Inc. ............   1,300    35,181
 Clorox Co. .....................   1,300    52,569
 Colgate-Palmolive Co. ..........   1,500    78,281
 Kimberly-Clark Corp. ...........   1,600    82,700
 Nu Skin Asia Pacific Inc.* .....   3,000    26,813
 Procter & Gamble Co. ...........   7,100   624,800
                                          ---------
                                            900,344
                                          ---------
 Health 13.4%
 Biotechnology 3.3%
 Amgen, Inc.* ...................   5,400   368,213
 Biogen, Inc.* ..................   1,200   129,525
 Chiron Corp.* ..................   1,500    75,000
 Genzyne Surgical Products* .....     214     2,702
 Immunex Corp.* .................     300    59,231
 MedImmune, Inc.* ...............     700   138,950
 PE Corp-PE Biosystems Group ....   1,200   126,600
 Waters Corp.* ..................     700    68,644
                                          ---------
                                            968,865
                                          ---------
 Health Industry Services 0.5%
 Cardinal Health, Inc. ..........   1,200    49,500
 Pacificare Health Systems, Inc.*     800    36,350
 United Healthcare Corp. ........   1,200    61,350
                                          ---------
                                            147,200
                                          ---------
 Medical Supply & Specialty 0.3%
 Biomet, Inc. ...................     900    29,700
 DENTSPLY International Inc. ....   1,100    28,188


    The accompanying notes are an integral part of the financial statements.

                                      Shares    Value ($)
---------------------------------------------------------

 Lincare Holdings Inc.* ..........    1,400      32,813
                                             ----------
                                                 90,701
                                             ----------
 Pharmaceuticals 9.3%
 Abbott Laboratories .............    8,600     281,650
 Allergan, Inc. ..................    1,200      60,375
 American Home Products Corp. ....    2,500     108,750
 Bristol-Myers Squibb Co. ........   10,300     585,169
 Eli Lilly & Co. .................    2,400     142,650
 IVAX Corp.* .....................    3,750      85,313
 Johnson & Johnson, Inc. .........    4,019     288,363
 Merck & Co., Inc. ...............    9,400     578,688
 Pfizer, Inc. ....................    6,000     192,750
 Warner-Lambert Co. ..............    4,600     393,588
                                             ----------
                                              2,717,296
                                             ----------
 Communications 4.5%
 Cellular Telephone 0.8%
 Nextel Communications, Inc. "A"*     1,100     149,944
 Vodafone Group PLC (ADR) ........    1,650      95,184
                                             ----------
                                                245,128
                                             ----------
 Telephone/Communications 3.7%
 ADC Telecommunications, Inc.* ...    2,600     116,675
 AT&T Corp. ......................    1,100      54,381
 Allegiance Telecom, Inc.* .......      600      59,325
 Bell Atlantic Corp. .............      600      29,363
 BroadWing, Inc.* ................    1,200      35,625
 Cox Communications, Inc. Class A*    1,100      49,981
 GTE Corp. .......................      800      47,200
 JDS Uniphase Corp.* .............    1,000     263,625
 McLeodUSA Inc. "A"* .............      700      61,600
 NTL Inc.* .......................    1,125     102,938
 SBC Communications, Inc. ........    2,200      83,600
 US West, Inc. ...................    1,200      87,150
 WinStar Communications, Inc.* ...      900      69,638
                                             ----------
                                              1,061,101
                                             ----------

 Financial 2.8%
 Banks 0.6%
 MBNA Corp. ......................    2,200      50,050
 Northern Trust Corp. ............      800      45,200


    The accompanying notes are an integral part of the financial statements.

                                        Shares   Value ($)
----------------------------------------------------------

 State Street Corp. ..................     600    43,725
 Wells Fargo Co. .....................   1,300    42,981
                                                --------
                                                 181,956
                                                --------
 Business Finance 0.2%
 USWeb Corp.* ........................   1,400    54,425
                                                --------
 Consumer Finance 1.4%
 American Express Co. ................   1,600   214,700
 Citigroup, Inc. .....................   3,150   162,816
 Household International, Inc. .......     800    25,550
                                                --------
                                                 403,066
                                                --------
 Other Financial Companies 0.6%
 Federal Home Loan Mortgage Corp. ....   1,900    79,325
 Federal National Mortgage Association   1,700    90,100
                                                --------
                                                 169,425
                                                --------
 Media 3.9%
 Advertising 0.5%
 Interpublic Group of Companies, Inc.    1,400    56,263
 Omnicom Group, Inc. .................     900    84,769
                                                --------
                                                 141,032
                                                --------
 Broadcasting & Entertainment 1.8%
 CBS Corp.* ..........................   1,500    89,344
 Hispanic Broadcasting Corp.* ........     700    65,406
 Infinity Broadcasting Corp.* ........   1,600    51,100
 Time Warner, Inc. ...................   3,800   324,900
                                                --------
                                                 530,750
                                                --------
 Cable Television 1.4%
 AT&T Corp-- Liberty Media Group* ....   1,300    67,925
 Comcast Corp. "A" ...................   3,800   161,500
 Media One Group, Inc.* ..............   2,300   180,550
                                                --------
                                                 409,975
                                                --------
 Print Media 0.2%
 Gannett Co., Inc. ...................     800    52,150
                                                --------
 Service Industries 4.0%
 EDP Services 1.0%
 Automatic Data Processing, Inc. .....   1,600    69,700
 CSG Systems International, Inc.* ....   1,200    61,650
 Electronic Data Systems Corp. .......     700    45,325
 First Data Corp. ....................   1,600    72,000
 VeriSign, Inc.* .....................     100    25,300


    The accompanying notes are an integral part of the financial statements.

                                          Shares    Value ($)
-------------------------------------------------------------

 Verio Inc.* ..........................      300      22,519
                                                   ---------
                                                     296,494
                                                   ---------
 Investment 0.8%
 Franklin Resources, Inc. .............    1,400      38,063
 Goldman Sachs Group, Inc. ............    1,600     148,000
 T. Rowe Price & Associates, Inc. .....    1,900      62,581
                                                   ---------
                                                     248,644
                                                   ---------
 Miscellaneous Commercial Services 1.1%
 CMG Information Services, Inc.* ......      900     116,606
 Siebel Systems, Inc.* ................    1,000     138,688
 Sysco Corp. ..........................    2,000      65,625
                                                   ---------
                                                     320,919
                                                   ---------
 Miscellaneous Consumer Services 1.0%
 Cendant Corp.* .......................    1,900      33,844
 Infospace.com, Inc.* .................      200      43,400
 Yahoo!, Inc.* ........................    1,300     207,594
                                                   ---------
                                                     284,838
                                                   ---------
 Miscellaneous 0.1%
 Metris Companies Inc.* ...............      800      20,700
                                                   ---------
 Durables 1.1%
 Aerospace 0.8%
 B.F. Goodrich Co. ....................    1,900      45,481
 Boeing Co. ...........................    3,100     114,313
 United Technologies Corp. ............    1,623      82,672
                                                   ---------
                                                     242,466
                                                   ---------
 Telecommunications Equipment 0.3%
 Tellabs, Inc.* .......................    1,600      76,800
                                                   ---------
 Manufacturing 10.3%
 Chemicals 0.1%
 E.I. du Pont de Nemours & Co. ........      800      40,400
                                                   ---------
 Diversified Manufacturing 6.7%
 General Electric Co. .................   13,500   1,784,531
 Hillenbrand Industries, Inc. .........    1,300      39,488
 Honeywell International, Inc. ........      800      38,500
 Minnesota Mining & Manufacturing Co. .      600      52,875
 Tyco International Ltd. ..............      740      28,074
                                                   ---------
                                                   1,943,468
                                                   ---------


    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
--------------------------------------------------------------

 Hand Tools 0.1%
 Black & Decker Corp. ..................      700      23,056
                                                   ----------
 Industrial Specialty 2.6%
 Avery Dennison Corp. ..................      700      42,481
 Corning, Inc. .........................    1,100     206,800
 Novellus Systems* .....................    2,300     136,419
 QUALCOMM Inc.* ........................    2,700     384,581
                                                   ----------
                                                      770,281
                                                   ----------
 Machinery/Components/Controls 0.2%
 Illinois Tool Works, Inc. .............      900      46,519
                                                   ----------
 Office Equipment/Supplies 0.6%
 Lexmark International Group, Inc. "A"*       700      83,475
 Xerox Corp. ...........................    4,200      91,088
                                                   ----------
                                                      174,563
                                                   ----------
 Technology 44.6%
 Computer Software 12.6%
 Adobe Systems, Inc. ...................    1,400     142,800
 America Online, Inc.* .................    8,300     489,700
 BMC Software, Inc.* ...................    1,600      73,600
 Citrix Systems, Inc.* .................    1,600     168,700
 Computer Associates International, Inc.    2,000     128,625
 Compuware Corp.* ......................    4,300      95,138
 Comverse Technologies, Inc.* ..........      500      98,438
 Intuit, Inc.* .........................      900      47,250
 J.D. Edwards & Co.* ...................    2,600     105,625
 Lycos, Inc.* ..........................      500      29,813
 Microsoft Corp.* ......................   15,100   1,349,563
 Oracle Corp.* .........................    9,600     712,800
 Rational Software Corp.* ..............      800      56,900
 RealNetworks, Inc.* ...................      400      28,125
 Synopsys Ltd.* ........................      900      35,944
 Vignette Corp.* .......................      600     138,300
                                                   ----------
                                                    3,701,321
                                                   ----------
 Diverse Electronic Products 2.6%
 Applied Materials, Inc.* ..............    2,000     365,875
 Motorola, Inc. ........................    1,575     268,538
 Solectron Corp.* ......................      600      39,300
 Teradyne, Inc.* .......................    1,000      87,000
                                                   ----------
                                                      760,713
                                                   ----------


    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
--------------------------------------------------------------

 EDP Peripherals 3.4%
 EMC Corp.* ............................    4,800     571,200
 Network Appliance, Inc.* ..............      500      94,375
 Symbol Technologies, Inc. .............      500      47,563
 VERITAS Software Corp.* ...............    1,400     277,025
                                                   ----------
                                                      990,163
                                                   ----------
 Electronic Components/Distributors 7.8%
 Adaptec, Inc.* ........................    1,200      49,200
 Altera Corp.* .........................    1,100      87,725
 Analog Devices, Inc.* .................      700     109,900
 Applied Micro Circuits Corp* ..........      200      55,013
 Broadcom Corp.* .......................      600     118,425
 Cisco Systems, Inc.* ..................   13,800   1,824,172
 Gateway, Inc.* ........................      500      34,375
                                                   ----------
                                                    2,278,810
                                                   ----------
 Electronic Data Processing 6.6%
 Apple Computer, Inc.* .................      700      80,238
 Hewlett-Packard Co. ...................    3,500     470,750
 International Business Machines Corp. .    6,200     632,400
 Sun Microsystems, Inc.* ...............    6,800     647,700
 Unisys Corp.* .........................    3,400     101,788
                                                   ----------
                                                    1,932,876
                                                   ----------
 Military Electronics 0.1%
 L-3 Communications Holdings, Inc.* ....      800      34,050
                                                   ----------
 Office/Plant Automation 0.5%
 3Com Corp.* ...........................    1,500     147,000
                                                   ----------
 Semiconductors 10.5%
 Conexant Systems, Inc.* ...............      500      49,125
 Intel Corp. ...........................   14,100   1,593,300
 KLA Tencor Corp.* .....................    1,500     116,906
 LSI Logic Corp.* ......................    1,400      89,688
 Linear Technology Corp. ...............    1,100     115,431
 Maxim Integrated Products Inc.* .......    1,200      80,175
 Microchip Technology Inc.* ............    2,100     131,119
 Micron Technology, Inc.* ..............      700      68,644
 QLogic Corp.* .........................      500      78,000
 Sanmina Corp.* ........................      400      46,825
 Texas Instruments, Inc. ...............    3,400     566,100


    The accompanying notes are an integral part of the financial statements.

                                                                 Shares    Value ($)
------------------------------------------------------------------------------------

 Xilinx, Inc.* ...........................................        1,600     127,600
                                                                         ----------
                                                                          3,062,913
                                                                         ----------
 Miscellaneous 0.5%
 PMC-Sierra, Inc.* .......................................          600     115,838
 Safeguard Scientifics, Inc.* ............................          200      34,988
                                                                         ----------
                                                                            150,826
                                                                         ----------
 Energy 0.4%
 Oil & Gas Production
 Anadarko Petroleum Corp. ................................        1,900      58,425
 Kerr-McGee Corp. ........................................          800      35,800
 Nabors Industries, Inc.* ................................        1,000      35,875
                                                                         ----------
                                                                            130,100
                                                                         ----------
 Construction 0.1%
 Building Products
 American Standard Companies, Inc.* ......................          800      27,900
                                                                         ----------
 Transportation 0.1%
 Railroads
 Kansas City Southern Industries, Inc. ...................          500      39,375
                                                                         ----------
 Utilities 0.3%
 Electric Utilities
 AES Corp.* ..............................................        1,200     100,575
                                                                         ----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $23,084,685)                                   28,915,951
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $23,433,685) (a)              29,264,951
------------------------------------------------------------------------------------

*    Non-income producing security

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $23,442,643. At February 29, 2000, net unrealized appreciation based on tax cost was $5,822,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,752,853 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $1,930,545.

     During the period May 17, 1999 (commencement of operations) to February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $30,624,797 and $7,349,870, respectively.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of February 29, 2000
--------------------------------------------------------------------------------

                                                                         Scudder
                                                        Scudder        Select 1000
Assets                                              Select 500 Fund    Growth Fund
------------------------------------------------------------------------------------
Investments in securities at value (for cost, see
   accompanying investment portfolios) ...........   $ 32,951,503    $ 29,264,951
Cash .............................................             --             565
Receivable for investments sold ..................        730,692         669,874
Dividends receivable .............................         38,966          11,115
Receivable for Fund shares sold ..................        321,102          76,315
                                                  --------------- ---------------
Total assets .....................................     34,042,263      30,022,820

Liabilities
---------------------------------------------------------------------------------
Due to custodian bank ............................          3,699              --
Payable for investments purchased ................        164,833         871,764
Notes payable ....................................        400,000              --
Payable for Fund shares redeemed .................        407,752         182,805
Other accrued expenses and payables ..............         97,800          41,195
                                                  --------------- ---------------
Total liabilities ................................      1,074,084       1,095,764
---------------------------------------------------------------------------------
Net assets, at value                                 $ 32,968,179    $ 28,927,056
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on
   investments ...................................      3,187,182       5,831,266
Accumulated net realized gain (loss) .............     (1,134,145)       (190,242)
Paid-in capital ..................................     30,915,142      23,286,032
---------------------------------------------------------------------------------
Net assets, at value                                 $ 32,968,179    $ 28,927,056
---------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per   $      12.63    $      15.12
   share (outstanding shares of beneficial           ------------    ------------
   interest, $.01 par value, unlimited number of
   shares authorized) ............................      2,611,328       1,913,407



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the period May 17, 1999 (commencement of operations) to February 29, 2000
--------------------------------------------------------------------------------

                                                                         Scudder
                                                        Scudder        Select 1000
Investment Income                                   Select 500 Fund    Growth Fund
------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld $1,586
   and $21, respectively) ........................   $   307,713    $   132,117
Interest .........................................        25,586         22,957
                                                     ------------   ------------
Total income .....................................       333,299        155,074
Expenses:
Management fee ...................................       183,253        126,070
Services to shareholders .........................       163,551        125,682
Custodian and accounting fees ....................        41,341         37,728
Auditing .........................................        21,250         23,429
Legal ............................................        12,785         10,451
Trustees' fees and expenses ......................        47,706         48,362
Reports to shareholders ..........................         8,879          9,597
Registration fees ................................        38,882         46,404
Interest expense .................................           662          1,681
Other ............................................         3,278            352
                                                     ------------   ------------
Total expenses, before expense reductions ........       521,587        429,756
Expense reductions ...............................      (324,842)      (292,464)
                                                     ------------   ------------
Total expenses, after expense reductions .........       196,745        137,292
Net investment income (loss) .....................       136,554         17,782

Realized and unrealized gain (loss) on investments
-------------------------------------------------------------------------------
Net realized gain (loss) from investments ........    (1,134,145)      (190,242)
                                                     ------------   ------------
Net unrealized appreciation (depreciation) during
   the period on investments .....................     3,187,182      5,831,266
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions             2,053,037      5,641,024
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      $ 2,189,591    $ 5,658,806
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Select 500 Fund
--------------------------------------------------------------------------------

                                                                     For the Period
                                                                      May, 17, 1999
                                                                    (commencement of
                                                                     operations) to
Increase (Decrease) in Net Assets                                   February 29, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .......................................   $    136,554
Net realized gain (loss) on investment transactions ................     (1,134,145)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..................................      3,187,182
                                                                     --------------
Net increase (decrease) in net assets resulting from operations ....      2,189,591
                                                                     --------------
Distributions to shareholders from:
Net investment income ..............................................       (178,394)
Tax return of capital ..............................................        (40,055)
                                                                     --------------
Total distributions ................................................       (218,449)
                                                                     --------------
Fund share transactions:
Proceeds from shares sold ..........................................     47,406,748
Reinvestment of distributions ......................................        210,986
Cost of shares redeemed ............................................    (16,621,897)
                                                                     --------------
Net increase (decrease) in net assets from Fund share transactions .     30,995,837
                                                                     --------------
Increase (decrease) in net assets ..................................     32,966,979
Net assets at beginning of period ..................................          1,200
                                                                     --------------
Net assets at end of period ........................................   $ 32,968,179
                                                                     --------------

Other Information
-----------------------------------------------------------------------------------
Shares outstanding at beginning of period ..........................            100
                                                                     --------------
Shares sold ........................................................      3,922,610
Shares issued to shareholders in reinvestment of distributions .....         17,573
Shares redeemed ....................................................     (1,328,955)
                                                                     --------------
Net increase (decrease) in Fund shares .............................      2,611,228
Shares outstanding at end of period ................................      2,611,328


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets -- Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------

                                                                   For the Period May
                                                                        17, 1999
                                                                    (commencement of
                                                                     operations) to
Increase (Decrease) in Net Assets                                   February 29, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................................   $     17,782
Net realized gain (loss) from investment transactions .............       (190,242)
Net unrealized appreciation (depreciation) on investment
   transactions during the period .................................      5,831,266
                                                                     -------------
Net increase (decrease) in net assets resulting from operations ...      5,658,806
Distributions to shareholders from:
Net investment income .............................................        (42,087)
                                                                     -------------
Fund share transactions:
Proceeds from shares sold .........................................     31,911,408
Reinvestment of distributions .....................................         40,564
Cost of shares redeemed ...........................................     (8,642,835)
                                                                     -------------
Net increase (decrease) in net assets from Fund share transactions      23,309,137
                                                                     -------------
Increase (decrease) in net assets .................................     28,925,856
Net assets at beginning of period .................................          1,200
Net assets at end of period (including undistributed net investment  -------------
   income of $7,363) ..............................................   $ 28,927,056
                                                                     -------------
Other Information
----------------------------------------------------------------------------------
Shares outstanding at beginning of period .........................            100
                                                                     -------------
Shares sold .......................................................      2,534,289
Shares issued to shareholders in reinvestment of distributions ....          2,710
Shares redeemed ...................................................       (623,692)
                                                                     -------------
Net increase (decrease) in Fund shares ............................      1,913,307
                                                                     -------------
Shares outstanding at end of period ...............................      1,913,407
                                                                     -------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Scudder Select 500 Fund

------------------------------------------------------------------------------------
Period Ended February 29,                                                   2000(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.00
                                                                           ---------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                                            .07
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .64
                                                                           ---------
------------------------------------------------------------------------------------
  Total from investment operations .71 Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                      (.06)
------------------------------------------------------------------------------------
  Tax return of capital                                                      (.02)
                                                                           ---------
------------------------------------------------------------------------------------
  Total distributions                                                        (.08)
------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.63
                                                                           ---------
------------------------------------------------------------------------------------
Total Return (%) (c)                                                         5.95**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         33
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.99*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .52*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    53*
------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 17, 1999 (commencement of operations) to February 29,
     2000.

(c)  Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


Scudder Select 1000 Growth Fund

------------------------------------------------------------------------------------
Period Ended February 29,                                                   2000(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.00
                                                                           ---------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                                            .01
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         3.13
                                                                           ---------
------------------------------------------------------------------------------------
  Total from investment operations 3.14 Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                      (.02)
                                                                           ---------
------------------------------------------------------------------------------------
Total distributions                                                          (.02)
------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.12
                                                                           ---------
------------------------------------------------------------------------------------
Total Return (%) (c)                                                        26.19**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         29
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              2.37*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .76(d)*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .10*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    39*
------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 17, 1999 (commencement of operations) to February 29,
     2000.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) Ratio of operating expenses, excluding interest, to average net assets would have been 0.75%.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (the "Funds") are diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, neither Fund paid any federal income taxes and no federal income tax provisions were required.

At February 29, 2000 the Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $552,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008, the expiration date. In addition, from November 1, 1999 through February 29, 2000 Scudder Select 500 Fund incurred approximately $493,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended February 28, 2001.

At February 29, 2000 the Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $181,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008, the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for the Scudder Select 500 Fund and annually for the Scudder Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser") the Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% for Scudder Select 500 Fund and 0.70% for Scudder Select 1000 Growth Fund, of each Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Funds until June 30, 2001 in order to maintain the annualized expenses of each Fund at not more than 0.75% of average daily net assets. For the period ended February 29, 2000, the Adviser did not impose any of its management fee for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, amounting to $183,253 and $126,070, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the period ended February 29, 2000, SSC imposed fees for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund amounting to $159,918 and $115,344, respectively, of which all is unpaid. Further, SSC did not impose fees for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund amounting to $84,551 and $111,735, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the period ended February 29, 2000, SFAC did not impose any of its fees for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund amounting to $35,182 and $32,799, respectively.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period ended February 29, 2000, Trustees' fees and expenses imposed for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund aggregated $26,706 and $27,362, respectively. Further, the Funds' not imposed fees for Scudder Select 500 Fund and Scudder Select 1000 Fund aggregated $21,000 and $21,000, respectively.

C. Lines of Credit

The Funds and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to a maximum of 33 percent of their net assets under the agreement. During the period May 17, 1999 (commencement of operations) to February 29, 2000, Scudder Select 500 Fund's weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $197 thousand, with a weighted average interest rate of 6.2%. Interest expense for the period ended February 29, 2000 was $662.

D. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period May 17, 1999 (commencement of operations) to February 29, 2000, the Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's custodian and transfer agent fees were reduced by $177 and $679, and $225 and $635, respectively, under these arrangements.

Report of Independent Accountants
--------------------------------------------------------------------------------
                                                               February 29, 2000

To the Trustees and the Shareholders of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (the "Funds") at February 29, 2000, the results of their operations, the changes in their net assets and their financial highlights for the period from May 17, 1999 (commencement of operations) to February 29, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
March 24, 2000

Tax Information
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the income dividends paid during the Funds' fiscal year ended February 29, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                          Ann M. McCreary*
   o  President                                o  Vice President

 Sheryle J. Bolton                           Kathleen T. Millard*
   o  Trustee; Chief Executive Officer,        o  Vice President
      Scientific Learning Corporation
                                             Lois Roman*
 William T. Burgin                             o  Vice President
   o  Trustee; General Partner, Bessemer
      Venture Partners                       Robert D. Tymoczko*
                                               o  Vice President
 Keith R. Fox
   o  Trustee; General Partner,              John Millette*
      The Exeter Group of Funds                o  Vice President and Secretary

 William H. Luers                            John R. Hebble*
   o  Trustee; Chairman and President,         o  Treasurer
      U.N. Association of America
                                             Caroline Pearson*
 Kathryn L. Quirk*                             o  Assistant Secretary
   o  Trustee, Vice President and
      Assistant Secretary                    *Scudder Kemper Investments, Inc.

 Joan E. Spero
   o  Trustee; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Trustee; Venture
      Capitalist and Consultant

 Thomas J. Devine
   o  Honorary Trustee; Consultant

 Wilson Nolen
   o  Honorary Trustee; Consultant

 Robert G. Stone, Jr.
   o  Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser





SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.